EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction
Asset Acquisition II LLC	Maryland
GL ECM Funding LLC	Maryland
HA Howard Services LLC	Maryland
HA WG Funding LLC	Maryland
Hannie Mae EMI LLC	Virginia
Hannie Mae Goco LLC	Maryland
Hannie Mae II LLC	Maryland
Hannie Mae III LLC	Maryland
Hannie Mae IV LLC	Maryland
Hannie Mae Leasing I LLC	Maryland
Hannie Mae LLC	Virginia
Hannie Mae Siemens LLC	Virginia
Hannie Mae SRS Funding LLC	Maryland
Hannie Mae UESC LLC	Maryland
Hannie Mae V LLC	Maryland
Hannie Mae VI LLC	Maryland
Hannon Armstrong (FB) Solar LLC	Maryland
Hannon Armstrong Acquisition I LLC	Maryland
Hannon Armstrong BPA Funding LLC	Maryland
Hannon Armstrong Capital, LLC	Maryland
Hannon Armstrong DSM Funding LLC	Maryland
Hannon Armstrong DSM II Funding LLC	Maryland
Hannon Armstrong Environmental Equipment And Services LLC	Maryland
Hannon Armstrong GPC Funding LLC	Maryland
Hannon Armstrong GPC II Funding LLC	Maryland
Hannon Armstrong Gulf Power Funding LLC	Virginia
Hannon Armstrong Information Technology And Telecommunications II LLC	Maryland
Hannon Armstrong Information Technology And Telecommunications LLC	Maryland
Hannon Armstrong KCS Funding LLC	Maryland
Hannon Armstrong NG Funding LLC	Maryland
Hannon Armstrong NJ Funding LLC	Maryland
Hannon Armstrong Oklahoma Funding LLC	Virginia
Hannon Armstrong PEPCO Funding LLC	Virginia
Hannon Armstrong PR Solar LLC	Maryland
Hannon Armstrong Securities, LLC	Maryland
Hannon Armstrong Space Centre Funding LLC	Maryland
Hannon Armstrong Sustainable Infrastructure, L.P.	Delaware
Hannon Armstrong Telecommunications And Security LLC	Maryland
Hannon Armstrong UESC Funding LLC	Maryland
Hannon Armstrong UESC II Funding LLC	Maryland
HASI CF I Borrower LLC	Delaware
HASI CFI OP 5 LLC	Delaware
HASI CFI OP 7 LLC	Delaware
HASI CFI OP A LLC	Delaware
HASI OBS OP 5 LLC	Maryland
HASI OBS OP 7 LLC	Maryland
HASI OBS OP A LLC	Maryland
HASI SYB I LLC	Maryland
HAT CF I Borrower LLC	Delaware
HAT CFI OP 5 LLC	Delaware
HAT CFI OP 7 LLC	Delaware

Ex. 21.1

Subsidiary	Jurisdiction
HAT CFI OP A LLC	Delaware
HAT Holdings I LLC	Maryland
HAT OBS OP 5 LLC	Maryland
HAT OBS OP 7 LLC	Maryland
HAT OBS OP A LLC	Maryland
HAT SYB I LLC	Maryland

Ex. 21.1